                                                             Amendment #1
                                                                to the
                                                       AUTOMATIC AND FACULTATIVE
                                              YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                       EFFECTIVE April 30, 2000
                                                                Between
                                              PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                             (PRUCO OF NJ)
                                                                  And
                                                  MUNICH AMERICAN REASSURANCE COMPANY
                                                               (MUNICH)

The parties hereby agree to the following:

1.           SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT,  shall be replaced by the following:

         AUTOMATIC ACCEPTANCE LIMIT:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the amounts in the following tables:

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 50,000,000                $ 35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 40,000,000                $ 25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 35,000,000                $ 15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 15,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 10,000,000                $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== =================== ===============
                                Pref. Best - Class C     Class D - E       Greater than
                                                                             Class E
          --------------------- --------------------- ------------------- ---------------
          ----------- --------- --------------------- ------------------- ---------------
               Ages:    0 - 70  $  10,000,000         $  7,500,000             None
                      --------- --------------------- ------------------- ---------------
          ----------- --------- --------------------- ------------------- ---------------
                      71 - 75   $  7,500,000          $  5,000,000             None
          ----------- --------- --------------------- ------------------- ---------------
          ----------- --------- --------------------- ------------------- ---------------
                      76 - 90   None                  None                     None
          =========== ========= ===================== =================== ===============

         Non US/Canadian Residents

          ======================= =================== =================== ===============
                                     Pref. Best -        Class D - E       Greater than
                                       Class C                               Class E
          ----------------------- ------------------- ------------------- ---------------
          ----------- ----------- ------------------- ------------------- ---------------
               Ages:    0 - 70    $ 20,000,000        $ 15,000,000             None
                      ----------- ------------------- ------------------- ---------------
          ----------- ----------- ------------------- ------------------- ---------------
                      71 - 75     $ 15,000,000        $ 10,000,000             None
          ----------- ----------- ------------------- ------------------- ---------------
          ----------- ----------- ------------------- ------------------- ---------------
                      76 - 90     None                None                     None
          =========== =========== =================== =================== ===============

2.             SCHEDULE A, Section 11, RISK RETENTION LIMITS shall be replaced by the following:

         RISK RETENTION LIMITS:

         The total amount of insurance in force and applied for on an individual life for PRUCO OF NJ and its affiliates will not exceed the risk retention limits in the following table.

               ======================== ====================== ========================
                Issue Age of Insured    Pref. Best - Class D         Class E - H
               ------------------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                    Ages:     0 - 65        $ 10,000,000            $ 10,000,000
                           ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             66 - 70        $ 10,000,000            $ 10,000,000
                           ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             71 - 75        $ 10,000,000            $ 10,000,000
               ----------- ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             76 - 77        $ 10,000,000             $ 5,000,000
               ----------- ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             78 - 80         $ 5,000,000             $ 2,500,000
               ----------- ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             81 - 85         $ 2,500,000             $ 1,000,000
               ----------- ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             86 - 90         $ 1,000,000                None
               =========== ============ ====================== ========================

3.           This amendment is effective April 30, 2000.

PRUCO LIFE INSURANCE COMPANY                                            MUNICH AMERICAN REASSURANCE
OF NEW JERSEY                                                                                 COMPANY

By:     _/s/___________________________                                              By:     __/s/___________________________

Title:  ____________________________                                                 Title:  ______________________________

Date:  ____________________________                                                 Date:  ______________________________

By:     _/s/___________________________                                                 By:     __/s/____________________________

Title:  ____________________________                                                 Title:  ______________________________

Date:  ____________________________                                                 Date:  ______________________________

                                                             Amendment #5
                                                                to the
                                                       AUTOMATIC AND FACULTATIVE
                                              YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                       EFFECTIVE April 30, 2000
                                                                Between
                                              PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                             (PRUCO OF NJ)
                                                                  And
                                                  MUNICH AMERICAN REASURANCE COMPANY
                                                               (MUNICH)

The parties hereby agree to the following:

1.       SECTION 10a, COMMENCEMENT OF REINSURANCE COVERAGE - AUTOMATIC REINSURANCE, shall be replaced by the following:

a.       AUTOMATIC  REINSURANCE - MUNICH's  reinsurance  coverage for any policy that is ceded  automatically under this Agreement will begin and end simultaneously with PRUCO OF NJ's contractual liability for the policy reinsured.

              In  addition,  MUNICH will be liable for benefits  paid under PRUCO OF NJ's  conditional  receipt or temporary  insurance agreement if all of the conditions for automatic reinsurance coverage under Section 6 of this Agreement are met.

         For UL, VUL II and VUL 2004  policies,  MUNICH's  liability  under PRUCO OF NJ's  conditional  receipt or temporary  insurance agreement is limited to the lesser of (1) MUNICH's reinsured portion of the face amount of the policy and (2) $200,000.

         For  ProFunds  policies,  MUNICH's  liability  under PRUCO OF NJ's  conditional  receipt or temporary  insurance  agreement is limited to the lesser of (1) MUNICH's reinsured portion of the face amount of the policy and (2) $300,000.

2.       SCHEDULE A, Section 1, PLANS REINSURED, shall be replaced by the following:

         PLANS REINSURED:

         This Agreement covers the following plans:

o        PruLife Universal (UL) - Policies issued by PRUCO OF NJ (Form Number UL-2000 and all state variations)
o        PruLife Custom Premier (VUL II) - Policies issued by PRUCO OF NJ (Form Number VUL-2000 and all state variations)
o        PruLife Custom Premier II (VUL 2004) - Policies issued by PRUCO OF NJ (Form Number VUL-2004 and all state variations)
o        PruLife Advisor Select 2002 (Pro Funds) - Policies issued by PRUCO OF NJ (Form Number VULPAS 2002 and all state variations)
o        Target Term Rider (TTR) issued by PRUCO OF NJ (currently available on VUL II and VUL 2004 policies)

         Excluded from reinsurance  under this Agreement are the Waiver of Premium and Accidental Death Benefits  included in the above reinsured  policies.  Also excluded from  reinsurance  under this Agreement are riders that provide  additional life insurance on the lives of any dependent children of the policyholder.  Included under this Agreement is the Living Needs Benefit rider.

3.       SCHEDULE A, Section 2, AUTOMATIC PORTION REINSURED, shall be replaced by the following:

         AUTOMATIC PORTION REINSURED:

         US/Canadian Residents

         UL, VUL II and VUL 2004 - MUNICH will  automatically  reinsure an amount equal to 20% of the net amount at risk related to the first layer of the face amount of insurance.

         ProFunds - MUNICH will  automatically  reinsure an amount equal to 30% of the net amount at risk related to the first layer of the face amount of insurance.

         The net amount of risk is determined as of the issue date and each subsequent  policy  anniversary and is defined as the death benefit  minus the contract  fund.  The first layer of the face amount varies by age and rating class and is shown in Schedule
         A, Section 4 below.

         Non US/Canadian Residents

         UL, VUL II and VUL 2004 - MUNICH will  automatically  reinsure an amount equal to 20% of the net amount at risk related to the first layer of the face amount of insurance.

         ProFunds - MUNICH  will  automatically  reinsure an amount  equal to 30% of the net amount at risk  related to the first layer of the face amount of insurance.

4.       SCHEDULE A, Section 3, AUTOMATIC RETENTION LIMIT, shall be replaced by the following:

         AUTOMATIC PORTION RETAINED:

         UL,  VUL II and VUL  2004 - PRUCO  OF NJ will  retain  at  least  10% of each  policy.  PRUCO OF NJ may cede up to 70% of each policy on a first-dollar quota share basis to other reinsurers.

         ProFunds  - PRUCO  OF NJ will  retain  at  least  10% of each  policy.  PRUCO  OF NJ may  cede up to 60% of each  policy  on a first-dollar quota share basis to other reinsurers.

5.       SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         AUTOMATIC ACCEPTANCE LIMIT:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the automatic issue limits shown in the following tables:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:       0 - 65           $ 70,000,000                $ 65,000,000                 $ 43,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 57,000,000                $ 52,000,000                 $ 33,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 43,000,000                $ 40,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 25,000,000                $ 22,000,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 21,000,000                $ 18,000,000                 $ 11,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 13,000,000                $ 11,000,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 5,050,000                 $ 4,050,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:       0 - 65           $ 60,000,000                $ 60,000,000                 $ 43,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 47,000,000                $ 47,000,000                 $ 32,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 38,000,000                $ 38,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 22,000,000                $ 22,000,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 18,000,000                $ 18,000,000                 $ 10,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 11,000,000                $ 10,000,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 4,050,000                 $ 3,050,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First Layer of
         Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 50,000,000                $ 35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 40,000,000                $ 25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 35,000,000                $ 15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 15,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 10,000,000                $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 6,666,000         $ 5,000,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 5,000,000         $ 3,333,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E         Class F - H
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts reinsured with MUNICH on that life will not exceed the amounts in the following tables:

         UL, VUL II and VUL 2004

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 10,000,000                $ 7,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 8,000,000                 $ 5,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 7,000,000                 $ 3,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 3,000,000                 $ 2,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 2,000,000                 $ 1,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 1,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 300,000                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:    0 - 70      $ 1,333,200          $ 1,000,000            None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75       $ 1,000,000           $ 666,600             None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:    0 - 70       $ 4,000,000         $ 3,000,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $3,000,000         $ 2,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

         ProFunds

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 15,000,000                $ 10,500,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 12,000,000                $ 7,500,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 10,500,000                $ 4,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 4,500,000                 $ 3,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 3,000,000                 $ 1,500,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 1,500,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 450,000                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E         Class F - H
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:    0 - 70      $ 1,999,800          $ 1,500,000            None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75       $ 1,500,000           $ 999,900             None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E         Class F - H
                                       Class C
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:    0 - 70       $ 6,000,000         $ 4,500,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $4,500,000         $ 3,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

In witness of the above, PRUCO OF NJ and MUNICH have by their respective officers executed and delivered this Amendment in duplicate on the dates indicated below, with an effective date of May 17, 2004.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                  MUNICH AMERICAN REASSURANCE COMPANY
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:__/s/______________________________                         By:__/s/____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                         By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                                             Amendment #6
                                                                to the
                                                       AUTOMATIC AND FACULTATIVE
                                              YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                       EFFECTIVE April 30, 2000
                                                                Between
                                              PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                                                  And
                                                  MUNICH AMERICAN REASSURANCE COMPANY

This is an ASSIGNMENT,  ASSUMPTION  AND RELEASE  AGREEMENT  (the  "Assignment"),  dated as of December 1, 2004, by and among PRUCO LIFE
INSURANCE COMPANY OF NEW JERSEY (the  "Assignor"),  THE PRUDENTIAL  INSURANCE COMPANY OF AMERICA (the "Assignee"),  and MUNICH AMERICAN
REASSURANCE COMPANY (the "Reinsurer").

         WHEREAS,  the  Reinsurer  provides  reinsurance  coverage to the  Assignor  in  accordance  with the terms of the  reinsurance agreement referenced above (the "Reinsurance Treaty"); and

         WHEREAS,  the parties  hereto desire to execute this  Assignment to evidence the  assignment by the Assignor and assumption by the Assignee of the  Assignor's  rights and  obligations  under the  Reinsurance  Treaty and to effect a full and final  release of the
Assignor's  rights and  obligations  under the  Reinsurance  Treaty  effective as of 12:00 a.m.,  Eastern  Time,  December 1, 2004 (the
"Effective Time").

         NOW, THEREFORE,  in consideration of the promises and the mutual agreements herein contained,  the parties hereto agree to the following:

           1.     Assignor Assignment of Interests to Assignee.  The Assignor hereby transfers, conveys, assigns and sets over to the
                  Assignee, its successors and assigns, all of its rights, obligations, liabilities, title and interest in the
                  Reinsurance Treaty, all effective as of the Effective Time, including those incurred, accrued, or otherwise occurring or arising prior to the Effective Time.

           2.  Assignee Assumption of Interests from Assignor.  Effective as of the Effective Time, the Assignee hereby assumes all of the rights and interests of the Assignor under the Reinsurance Treaty and undertakes to pay, perform and discharge, or cause to be paid, performed or discharged, all of the liabilities and obligations of the Assignor under the Reinsurance Treaty, including those rights, interests, obligations, and liabilities incurred, accrued, or otherwise occurring or arising prior to the Effective Time.  It is the intention of the parties that:

         a.   The Assignee shall be substituted for the Assignor under the Reinsurance Treaty, in the Assignor's name, place and stead; and

         b.   The Assignor shall be deemed to have ceased to be a party to, or the ceding company under, the Reinsurance Treaty and shall have released all of its rights and interests, and shall have been discharged from all obligations and liabilities thereunder to the
         Reinsurer; and

         c.   The Reinsurer will conduct business solely with the Assignee, or its designee, with respect to the performance of any and all obligations and liabilities under the Reinsurance Treaty.

           3.   Reinsurer Consent.  Notwithstanding anything to the contrary set forth in the Reinsurance Treaty, the Reinsurer consents to the assignment and assumption set forth in Sections 1 and 2 above.

           4.     Reinsurer Release of Assignor.  As of the Effective Time, the Reinsurer, in consideration of the assumption by the
                  Assignee set forth above and other valuable consideration, the receipt and adequacy whereof is hereby acknowledged, irrevocably and unconditionally releases and discharges the Assignor and the Assignor's successors and assigns from all liabilities, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, known or unknown, in law or equity, against the Assignor, which the Reinsurer and the Reinsurer's predecessors, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any rights of the Reinsurer under the Reinsurance Treaty, including any and all of the Assignor's obligations incurred, accrued, or otherwise occurring or arising prior to the Effective Time.
                  This release under this Section 4 may not be changed orally.

           5.     Assignor Release of Reinsurer.  As of the Effective Time, the Assignor, in consideration of the consent by the
                  Reinsurer set forth above and other valuable consideration, the receipt and adequacy whereof is hereby acknowledged, irrevocably and unconditionally releases and discharges the Reinsurer and the Reinsurer's predecessors, successors and assigns from all liabilities, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, known or unknown, in law or equity, against the Reinsurer, which the Assignor ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any rights of the Assignor under the Reinsurance Treaty, including any and all of the Reinsurer's obligations incurred, accrued, or otherwise occurring or arising prior to the Effective Time.  This release under this Section 5 may not be changed orally.

           6.  Further Assurances.  At any time and from time to time after the Effective Time, at the request of the Assignee, or of the Reinsurer and without further consideration, the Assignor shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as either the Assignee or the
                  Reinsurer may reasonably request as necessary or desirable in order to more effectively transfer, convey and assign to the Assignee the Reinsurance Treaty.

           7.     Amendment of Reinsurance Treaty.  The Reinsurer and the Assignee agree that the Reinsurance Treaty is amended as of the Effective Time as provided in Exhibit A attached hereto.

           8.  Successors and Assigns.  This Assignment shall be binding upon, and shall inure to the benefit of the Reinsurer, the
                  Assignor and the Assignee and their respective predecessors, successors and assigns, if any.  The parties do not intend to create any third party beneficiaries under this Assignment

           9.     Governing Law.  This Assignment shall be governed by and construed in accordance with the laws of the state of New
                  Jersey without giving effect to its principles or rules of conflict of laws thereof.  Any amendment to the
                  Reinsurance Treaty set forth herein shall be subject to the arbitration provision of the Reinsurance Treaty.

10.  Counterparts.  This  Assignment  may be  signed in  multiple  counterparts.  Each  counterpart  shall be  considered  an  original instrument, but all of them in the aggregate shall constitute one agreement.

In witness of the above, the Assignor,  the Assignee,  and the Reinsurer have by their respective  officers executed and delivered this
Assignment in triplicate on the dates indicated below, with an effective date of December 1, 2004.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY                  MUNICH AMERICAN REASSURANCE COMPANY
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                     By:__/s/____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                         By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________
----------------------------------------------------------- --------------------------------------------------------

-----------------------------------------------------------

By:__/s/______________________________
-----------------------------------------------------------
-----------------------------------------------------------

Title:_______________________________
-----------------------------------------------------------
-----------------------------------------------------------

Date:_______________________________
-----------------------------------------------------------

                                                               Exhibit A

1.       The INSOLVENCY provision of the Reinsurance Treaty is deleted in its entirety and is replaced by the following:

              INSOLVENCY:

         For the purpose of this Agreement, PRUCO OF NJ or MUNICH shall be deemed "insolvent" if one or more of the following occurs:

a.       A  court-appointed  receiver,  trustee,  custodian,  conservator,  liquidator,  government  official or similar  officer takes possession of the property or assets of either PRUCO OF NJ or MUNICH; or

b.       Either PRUCO OF NJ or MUNICH is placed in  receivership,  rehabilitation,  liquidation,  conservation,  bankruptcy  or similar status pursuant to the laws of any state or of the United States; or

c.       Either  PRUCO OF NJ or  MUNICH  becomes  subject  to an order to  rehabilitate  or an order to  liquidate  as  defined  by the insurance code of the jurisdiction of the domicile of PRUCO OF NJ or MUNICH, as the case may be.

         In the event of the insolvency of PRUCO OF NJ, all  reinsurance  ceded,  renewed or otherwise  becoming  effective  under this
         Agreement  shall be payable by MUNICH directly to PRUCO OF NJ or to its liquidator,  receiver,  or statutory  successor on the basis of the liability of PRUCO OF NJ under the contract or contracts  reinsured without  diminution because of the insolvency of PRUCO OF NJ. It is  understood,  however,  that in the event of the  insolvency of PRUCO OF NJ, the  liquidator or receiver or statutory  successor of the insolvent  Company shall give written  notice of the pendency of a claim against PRUCO OF NJ on the  policy  reinsured  within a  reasonable  time  after such  claim is filed in the  insolvency  proceeding,  and during the pendency of such claim MUNICH may  investigate  such claim and interpose,  at its own expense,  in the  proceeding  where such claim is to be  adjudicated  any defense or defenses  which it may deem  available to PRUCO OF NJ or is liquidator or receiver or statutory successor.

         In the  event  MUNICH  is  deemed  insolvent,  MUNICH  will be  bound  by any  legal  directions  imposed  by its  liquidator, conservator,  or statutory successor.  However, and if not in conflict with such legal directions,  PRUCO OF NJ shall have the right to cancel  this  Agreement  with  respect  to  occurrences  taking  place on or after the date  MUNICH  first  evidences insolvency.  Such right to cancel  shall be  exercised  by  providing  MUNICH (or its  liquidator,  conservator,  receiver  or statutory  successor)  with a written  notice of PRUCO OF NJ's intent to recapture  ceded  business.  If PRUCO OF NJ exercises such right to cancel and recapture  ceded business,  such election shall be in lieu of any premature  recapture fee. Upon such election, PRUCO OF NJ shall be under no obligation to MUNICH, its liquidator, receiver or statutory successor.

2.       Any and all references in the Reinsurance Treaty to the jurisdiction in which PRUCO OF NJ is domiciled or organized shall read as if to refer to the State of New Jersey.

3.       If the GOVERNING LAW provision of the Reinsurance Treaty does not provide for the application of New Jersey law, that provision shall be changed to read as follows:

                  GOVERNING LAW:

                  This  Agreement  shall be governed by the laws of the State of New Jersey  without giving effect to the principles of conflicts of laws thereof.

4.       Any and all references in the Reinsurance Treaty to MUNICH being licensed or authorized in a given jurisdiction shall be read as if to refer to the State of New Jersey.  If the Reinsurance Treaty contains no such reference, then MUNICH hereby represents that it is authorized to do business in the State of New Jersey.